Putnam BioRevolution TM ETF
The fund's portfolio
1/31/23 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value
Biotechnology (16.4%)
Alkermes PLC(NON)	2,963	$84,860
Alnylam Pharmaceuticals, Inc.(NON)	372	84,221
Ascendis Pharma A/S ADR (Denmark)(NON)	1,078	133,758
Biogen, Inc.(NON)	356	103,560
Exact Sciences Corp.(NON)	1,041	70,288
Intellia Therapeutics, Inc.(NON)	938	39,809
Ionis Pharmaceuticals, Inc.(NON)	717	28,587
IVERIC bio, Inc.(NON)	1,760	40,656
Regeneron Pharmaceuticals, Inc.(NON)	94	71,296
Sarepta Therapeutics, Inc.(NON)	418	52,237
Seagen, Inc.(NON)	176	24,548
Twist Bioscience Corp.(NON)	1,848	53,019

		786,839
Chemicals (20.1%)
Borregaard ASA (Norway)	1,958	30,198
Corteva, Inc.	2,864	184,585
Danimer Scientific, Inc.(NON)	11,120	25,354
DuPont de Nemours, Inc.	2,055	151,967
FMC Corp.	558	74,287
Ginkgo Bioworks Holdings, Inc.(NON)	27,347	53,327
Ingevity Corp.(NON)	1,624	133,883
International Flavors & Fragrances, Inc.	748	84,120
Novozymes A/S ADR (Denmark)	2,892	149,777
PPG Industries, Inc.	603	78,595

		966,093
Food products (6.7%)
Archer-Daniels-Midland Co.	816	67,606
Benson Hill, Inc.(NON)	13,590	36,421
Bunge, Ltd.	363	35,973
Darling Ingredients, Inc.(NON)	556	36,857
Kellogg Co.	664	45,537
Kerry Group PLC Class A (Ireland)	604	56,702
Nomad Foods, Ltd. (United Kingdom)(NON)	2,405	42,785

		321,881
Hotels, restaurants, and leisure (2.9%)
Chipotle Mexican Grill, Inc.(NON)	85	139,942

		139,942
Interactive media and services (4.9%)
Alphabet, Inc. Class A(NON)	2,398	237,018

		237,018
Life sciences tools and services (23.5%)
Avantor, Inc.(NON)	8,129	194,283
Bio-Rad Laboratories, Inc. Class A(NON)	579	270,659
Bio-Techne Corp.	946	75,358
Danaher Corp.	968	255,920
Maravai LifeSciences Holdings, Inc. Class A(NON)	2,555	37,456
Thermo Fisher Scientific, Inc.	518	295,431

		1,129,107
Personal products (1.9%)
Estee Lauder Cos., Inc. (The) Class A	321	88,943

		88,943
Pharmaceuticals (15.8%)
AstraZeneca PLC ADR (United Kingdom)	2,360	154,273
Bayer AG (Germany)	1,385	85,908
Eli Lilly and Co.	505	173,796
Merck & Co., Inc.	1,658	178,086
Sanofi (France)	1,044	102,590
Zoetis, Inc.	394	65,203

		759,856
Semiconductors and semiconductor equipment (2.7%)
NVIDIA Corp.	653	127,577

		127,577
Textiles, apparel, and luxury goods (3.8%)
Crocs, Inc.(NON)	373	45,420
Lululemon Athletica, Inc. (Canada)(NON)	454	139,324

		184,744

Total common stocks (cost $4,298,856)		$4,742,000

SHORT-TERM INVESTMENTS (1.4%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 3.93%(AFF)	69,077	$69,077

Total short-term investments (cost $69,077)		$69,077
TOTAL INVESTMENTS

Total investments (cost $4,367,933)		$4,811,077

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 29, 2022 (commencement of operations) through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,804,091.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 9/29/22 (commencement of operations)	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/23
Short-term investments
	Putnam Government Money Market Fund*	$—	$70,077	$1,000	$7	$69,077

	Total Short-term investments	$—	$70,077	$1,000	$7	$69,077
* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund. There were no realized or unrealized gains or losses during the period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$237,018	$—	$—
Consumer discretionary	324,686	—	—
Consumer staples	354,122	56,702	—
Health care	2,487,304	188,498	—
Information technology	127,577	—	—
Materials	935,895	30,198	—

Total common stocks	4,466,602	275,398	—
Short-term investments	69,077	—	—

Totals by level	$4,535,679	$275,398	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com